UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 31, 2012

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)
GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-0151234 (Registrant) 26-0151301 (Co-Registrant) (IRS Employer ID Number)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA	30326 (Zip Code)
(Address of principal executive offices)
001-33908
001-33909
(Commission File Number)
(404) 239-7942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective August 31, 2012, Cooper Anderson, has been appointed Chief Financial Officer of GreenHaven Commodity Services LLC (the “Managing Owner”), managing owner of GreenHaven Continuous Commodity Index Fund and GreenHaven Continuous Commodity Index Master Fund.   Additionally, Mr. Anderson and Scott Glasing have been elected to the Board of Directors of the Managing Owner by its members.

Effective as of the close of business August 30, 2012, Thomas Fernandes stepped down from his role at the Managing Owner to focus on new businesses at GreenHaven LLC, GreenHaven Coal Services LLC, and GreenHaven Group LLC, affiliates of the Managing Owner.  Mr. Fernandes resigned as Chief Financial Officer of the Managing Owner and also resigned as a member of the Board of Directors of the Managing Owner; accordingly, Mr. Fernandes will no longer be listed as a Principal of the Managing Owner.  Mr. Fernandes will remain an Associated Person of GreenHaven LLC, and has been named Chief Executive Offer of GreenHaven Group LLC effective August 31, 2012.

Biographies for Mr. Anderson and Mr. Glasing are set forth below:

Cooper Anderson, 32, Manager of Operations

Mr. Anderson is the Manager of Operations for the Managing Owner and is responsible for daily futures trading, cash flow management, treasury portfolio management, and quantitative analysis for the GreenHaven Continuous Commodity Index Fund.  Prior to joining GreenHaven LLC, in April of 2007, Mr. Anderson worked from December of 2002 until March of 2006 as an analyst in Institutional Equity Sales and Trading for Credit Suisse Securities USA LLC, a securities broker dealer and investment bank based in Zurich, Switzerland. At Credit Suisse Securities USA LLC, Mr. Anderson served as a brokerage sales person covering the major financial institutions in the Southeastern United States and the Caribbean. Between the March of 2006 and April of 2007, Mr. Anderson took time off from work. He has passed the Level 3 CFA® exam and has a B.B.A. in Finance from the University of Georgia. Mr. Anderson became a registered Associated Person on May 29, 2007 with GreenHaven LLC and registered Associated Person and as listed Principal of the Managing Owner on November 30, 2009.  The registration associated with GreenHaven, LLC became inactive as of February 2, 2011.

Scott Glasing, 49, Trader

Mr. Glasing is a trader for the Managing Owner and is responsible for daily futures trading. Mr. Glasing has held this position since November of 2006. Mr. Glasing has an expertise, concentrated in trading, back office operations and compliance.  A native of Chicago, he has interest in finance, economics and hedging.  Mr. Glasing has worked for Grain Service since 1998. Mr. Glasing became a registered Associated Person on November 15, 2006 and listed Principal of the Managing Owner on November 30, 2009. He became a registered Associated Person of GreenHaven, LLC on September 14, 2006. The registrations associated with GreenHaven, LLC became inactive as of February 2, 2011. He became an Associated Person of Grain Service Corporation, Inc. on February 9, 1998 and was listed as a principal of Grain Service Corporation, Inc. on March 26, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By:	/s/ Ashmead Pringle
	Name:	Ashmead Pringle
	Title:	Chief Executive Officer

Date: September  5, 2012